EXHIBIT 99

                            STRUCTURAL TERM SHEETS

GSR0301 - Price/Yield - A1-3  (To Reset)

Balance            $333,338,000.00 Delay         24
Coupon             4.32            Dated         2/1/03
Settle             2/27/03         First Payment 3/25/03

   Speed (CPR)    20           25          30          35          40          50          60          70          80
----------------------------------------------------------------------------------------------------------------------
100-12          4.153       4.129       4.102        4.07       4.035        3.95       3.838       3.694       3.486 Yield
100-12            132         148         164         181         194         213         222         223         205 Spread
----------------------------------------------------------------------------------------------------------------------
100-16          4.115       4.087       4.054       4.017       3.975       3.874       3.742        3.57       3.324 Yield
100-16            128         144         160         175         188         205         212         210         189 Spread
----------------------------------------------------------------------------------------------------------------------
100-20          4.077       4.044       4.006       3.963       3.915       3.798       3.646       3.447       3.163 Yield
100-20            124         140         155         170         182         198         202         198         173 Spread
----------------------------------------------------------------------------------------------------------------------
100-24          4.039       4.002       3.959        3.91       3.855       3.722        3.55       3.325       3.002 Yield
100-24            121         135         150         165         176         190         193         186         156 Spread
----------------------------------------------------------------------------------------------------------------------
100-28          4.001       3.959       3.911       3.857       3.795       3.647       3.454       3.203       2.842 Yield
100-28            117         131         145         159         170         183         183         174         140 Spread
----------------------------------------------------------------------------------------------------------------------
101-00          3.963       3.917       3.864       3.804       3.735       3.572       3.358       3.081       2.682 Yield
101-00            113         127         141         154         165         175         174         161         124 Spread
----------------------------------------------------------------------------------------------------------------------
101-04          3.925       3.875       3.817       3.751       3.676       3.497       3.263       2.959       2.523 Yield
101-04            109         123         136         149         159         167         164         149         108 Spread
----------------------------------------------------------------------------------------------------------------------
101-08          3.887       3.832       3.769       3.698       3.617       3.422       3.168       2.837       2.364 Yield
101-08            106         119         131         143         153         160         154         137          93 Spread
----------------------------------------------------------------------------------------------------------------------
101-12           3.85        3.79       3.722       3.645       3.557       3.347       3.073       2.716       2.205 Yield
101-12            102         114         126         138         147         153         145         125          77 Spread
----------------------------------------------------------------------------------------------------------------------
101-16          3.812       3.748       3.675       3.592       3.498       3.272       2.978       2.596       2.047 Yield
101-16             98         110         122         133         141         145         136         113          61 Spread
----------------------------------------------------------------------------------------------------------------------
101-20          3.774       3.706       3.628        3.54       3.439       3.198       2.884       2.475       1.889 Yield
101-20             94         106         117         128         135         138         126         101          45 Spread
----------------------------------------------------------------------------------------------------------------------

WAL           3.60001     3.20612     2.84625     2.52327     2.23405      1.7494     1.36137       1.055     0.79697
Principal
 Window   May04-Nov07   Feb04-Nov07 Dec03-Nov07 Oct03-Nov07 Sep03-Nov07 Jul03-Nov07 Jun03-Nov07 May03-Nov07 May03-Nov07


Swap
-----------------------------------
1yr                          1.438
-----------------------------------
2yr                           1.95
-----------------------------------
3yr                           2.55
-----------------------------------
4yr                           3.02
-----------------------------------
5yr                           3.39
-----------------------------------


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

 GSR 2003-1 -- PRELIMINARY PRICE GUIDANCE (EXTERNAL)
 Approximate Deal Size: $647,899,000

  Class   Rating          Size       AVL*        Approx $ Px          GUIDANCE
  A1-1    AAA/AAA         120.00     2.50        101-00               Swaps + 160 Area
  A1-2    AAA/AAA         117.80     0.50        100-00               EDSF + 40 Area
  A1-3                    -------- Not Offered ---------
   A2     AAA/AAA         62.38      3.21        101-00               Swaps + 180 Area
   B1     AA/AA           6.52       5.12                             TSY  + 175 Area
   B2     A/A             5.87       5.12                             TSY  + 190 Area
   B3     BBB/BBB         2.61       5.12                             TSY  + 260 Area

  Settlement: 2/27
  Expected Launch/Price: Week of 2/10

   * AVL to the reset (57 month to reset for Group 1 and 81 months to reset for Group 2) at a 25 CPR for the senior classes and to a 10% cleanup call at a 25 CPR on the subordinated classes.

   **** Copies of the offering circular describing the offering may be obtained from the offices of Goldman, Sachs & Co. at 85 Broad Street, New York, NY 10004, attention: Prospectus Department.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets.


 Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSR0301 - Price/Yield - A1-2  (To Reset)

Balance             $117,802,000.00    Delay              0
Coupon              1.717              Dated              2/27/03
Settle              2/27/03            First Payment      3/25/03

    Speed (CPR)              5                 10                 15               20             25            30
----------------------------------------------------------------------------------------------------------------------------
99-12                    2.023              2.255              2.495            2.743          2.998         3.263          Yield
99-12                        6                 73                111              140            168           194          Spread
----------------------------------------------------------------------------------------------------------------------------
99-16                    1.963              2.148               2.34            2.537          2.741         2.952          Yield
99-16                        0                 62                 96              119            142           163          Spread
----------------------------------------------------------------------------------------------------------------------------
99-20                    1.903              2.041              2.185            2.333          2.485         2.643          Yield
99-20                       -6                 51                 80               99            116           132          Spread
----------------------------------------------------------------------------------------------------------------------------
99-24                    1.843              1.935               2.03            2.129           2.23         2.335          Yield
99-24                      -12                 41                 65               78             91           102          Spread
----------------------------------------------------------------------------------------------------------------------------
99-28                    1.783              1.829              1.876            1.925          1.976         2.028          Yield
99-28                      -18                 30                 50               58             65            71          Spread
----------------------------------------------------------------------------------------------------------------------------
100-00                   1.723              1.723              1.722            1.722          1.722         1.722          Yield
100-00                     -24                 20                 34               38             40            40          Spread
----------------------------------------------------------------------------------------------------------------------------
100-04                   1.663              1.617              1.569             1.52          1.469         1.416          Yield
100-04                     -30                  9                 19               18             15            10          Spread
----------------------------------------------------------------------------------------------------------------------------
100-08                   1.604              1.511              1.416            1.318          1.217         1.112          Yield
100-08                     -36                 -1                  3               -3            -11           -21          Spread
----------------------------------------------------------------------------------------------------------------------------
100-12                   1.544              1.406              1.263            1.116          0.965         0.809          Yield
100-12                     -42                -12                -12              -23            -36           -51          Spread
----------------------------------------------------------------------------------------------------------------------------
100-16                   1.485              1.301              1.111            0.916          0.714         0.506          Yield
100-16                     -48                -23                -27              -43            -61           -81          Spread
----------------------------------------------------------------------------------------------------------------------------
100-20                   1.425              1.196              0.959            0.715          0.464         0.205          Yield
100-20                     -54                -33                -42              -63            -86          -111          Spread
----------------------------------------------------------------------------------------------------------------------------

WAL                      2.161              1.207              0.828            0.626            0.5         0.414
Principal Window    Mar03 - Jul07      Mar03 - Aug05      Mar03 - Oct04      Mar03 - May04    Mar03 - Feb04  Mar03 - Dec03



[Table continued]

GSR0301 - Price/Yield - A1-2  (To Reset)

Balance             $117,802,000.00    Delay              0
Coupon              1.717              Dated              2/27/03
Settle              2/27/03            First Payment      3/25/03

    Speed (CPR)          35             40             50             60             70             80
-------------------------------------------------------------------------------------------------------
99-12                 3.541          3.823          4.449          5.115          5.914          6.839 Yield
99-12                   222            251            314            381            462            556 Spread
-------------------------------------------------------------------------------------------------------
99-16                 3.174            3.4          3.898           4.43          5.065          5.802 Yield
99-16                   186            209            259            312            377            452 Spread
-------------------------------------------------------------------------------------------------------
99-20                 2.809          2.978          3.351          3.747          4.222          4.771 Yield
99-20                   149            166            204            244            293            349 Spread
-------------------------------------------------------------------------------------------------------
99-24                 2.445          2.557          2.805          3.068          3.383          3.747 Yield
99-24                   113            124            149            176            209            247 Spread
-------------------------------------------------------------------------------------------------------
99-28                 2.083          2.139          2.262          2.392          2.549          2.729 Yield
99-28                    77             82             95            109            126            145 Spread
-------------------------------------------------------------------------------------------------------
100-00                1.721          1.721          1.721           1.72          1.719          1.718 Yield
100-00                   40             41             41             41             43             44 Spread
-------------------------------------------------------------------------------------------------------
100-04                1.361          1.305          1.182          1.051          0.894          0.714 Yield
100-04                    4             -1            -13            -26            -40            -57 Spread
-------------------------------------------------------------------------------------------------------
100-08                1.002          0.891          0.645          0.385          0.074         -0.284 Yield
100-08                  -31            -42            -67            -92           -122           -157 Spread
-------------------------------------------------------------------------------------------------------
100-12                0.645          0.478          0.111         -0.278         -0.742         -1.276 Yield
100-12                  -67            -84           -120           -158           -203           -256 Spread
-------------------------------------------------------------------------------------------------------
100-16                0.288          0.067         -0.421         -0.937         -1.553         -2.261 Yield
100-16                 -103           -125           -173           -224           -285           -354 Spread
-------------------------------------------------------------------------------------------------------
100-20               -0.067         -0.343          -0.95         -1.594          -2.36          -3.24 Yield
100-20                 -138           -166           -226           -290           -365           -452 Spread
-------------------------------------------------------------------------------------------------------

WAL                   0.351          0.303          0.234          0.188          0.153          0.125
Principal Window     Mar03 - Oct03  Mar03 - Sep03  Mar03 - Jul03  Mar03 - Jun03  Mar03 - May03  Mar03 - May03



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.